The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Risk-Managed Core Fund $98
INTECH Risk-Managed Growth Fund $80
INTECH Risk-Managed International Fund $30
INTECH Risk-Managed Value Fund $52
Janus Conservative Allocation Fund $98
Janus Dynamic Allocation Fund $49
Janus Flexible Bond Fund $13,108
Janus Global Bond Fund $14
Janus Growth Allocation Fund $33
Janus High-Yield Fund $10,312
Janus Moderate Allocation Fund $109
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $3,544
Perkins Large Cap Value Fund $2
Perkins Mid Cap Value Fund $7,649
Perkins Small Cap Value Fund $825
Perkins Value Plus Income Fund $92

C-Class
INTECH Risk-Managed Core Fund $6
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $30
INTECH Risk-Managed Value Fund $3
Janus Conservative Allocation Fund $117
Janus Dynamic Allocation Fund $23
Janus Flexible Bond Fund $7,328
Janus Global Bond Fund $10
Janus Growth Allocation Fund $14
Janus High-Yield Fund $4,991
Janus Moderate Allocation Fund $101
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $997
Perkins Large Cap Value Fund $4
Perkins Mid Cap Value Fund $42
Perkins Small Cap Value Fund $20
Perkins Value Plus Income Fund $60

D-Class
INTECH Risk-Managed Core Fund $1,637
Janus Conservative Allocation Fund $5,454
Janus Flexible Bond Fund $25,542
Janus Global Bond Fund $35
Janus Growth Allocation Fund $3,582
Janus High-Yield Fund $21,573
Janus Moderate Allocation Fund $5,283
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $5,053
Perkins Large Cap Value Fund $42
Perkins Mid Cap Value Fund $7,218
Perkins Small Cap Value Fund $324
Perkins Value Plus Income Fund $199

I-Class
INTECH Risk-Managed Core Fund $597
INTECH Risk-Managed Growth Fund $3,799
INTECH Risk-Managed International Fund $21
INTECH Risk-Managed Value Fund $1,105
Janus Conservative Allocation Fund $43
Janus Dynamic Allocation Fund $20
Janus Flexible Bond Fund $39,912
Janus Global Bond Fund $124
Janus Growth Allocation Fund $38
Janus High-Yield Fund $13,219
Janus Moderate Allocation Fund $63
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $8,457
Perkins Large Cap Value Fund $822
Perkins Mid Cap Value Fund $25,831
Perkins Small Cap Value Fund $5,252
Perkins Value Plus Income Fund $151

L-Class
Perkins Mid Cap Value Fund $566
Perkins Small Cap Value Fund $2,079

R-Class
Janus Flexible Bond Fund $244
Janus High-Yield Fund $68
Perkins Mid Cap Value Fund $569
Perkins Small Cap Value Fund $95

S-Class
INTECH Risk-Managed Core Fund $31
INTECH Risk-Managed Growth Fund $98
INTECH Risk-Managed International Fund $30
INTECH Risk-Managed Value Fund $2
Janus Conservative Allocation Fund $12
Janus Dynamic Allocation Fund $4
Janus Flexible Bond Fund $2,016
Janus Global Bond Fund $11
Janus Growth Allocation Fund $11
Janus High-Yield Fund $496
Janus Moderate Allocation Fund $11
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $99
Perkins Large Cap Value Fund $4
Perkins Mid Cap Value Fund $4,198
Perkins Small Cap Value Fund $266
Perkins Value Plus Income Fund $74

T-Class
INTECH Risk-Managed Core Fund $636
INTECH Risk-Managed Growth Fund $1
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $395
Janus Dynamic Allocation Fund $3
Janus Flexible Bond Fund $26,053
Janus Global Bond Fund $23
Janus Growth Allocation Fund $176
Janus High-Yield Fund $63,379
Janus Moderate Allocation Fund $425
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $41,906
Perkins Large Cap Value Fund $9
Perkins Mid Cap Value Fund $54,317
Perkins Small Cap Value Fund $4,598
Perkins Value Plus Income Fund $94


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $83
Janus Flexible Bond Fund $11,992
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $1,038
Perkins Large Cap Value Fund $20
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $4,904
Perkins Value Plus Income Fund $15

C-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $73
Janus Flexible Bond Fund $8,699
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $565
Perkins Large Cap Value Fund $47
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $742
Perkins Value Plus Income Fund $15

D-Class
INTECH Risk-Managed Core Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $22,228
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $1,775
Perkins Large Cap Value Fund $100
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $2,118
Perkins Value Plus Income Fund $27

I-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $33
Janus Flexible Bond Fund $34,295
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $2,459
Perkins Large Cap Value Fund $2,000
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $27,280
Perkins Value Plus Income Fund $22

L-Class
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $11,495

R-Class
Janus Flexible Bond Fund $258
Janus High-Yield Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $698

S-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $8
Janus Flexible Bond Fund $1,864
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $38
Perkins Large Cap Value Fund $16
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $2,120
Perkins Value Plus Income Fund $15

T-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $5
Janus Flexible Bond Fund $23,387
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $15,511
Perkins Large Cap Value Fund $24
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $31,971
Perkins Value Plus Income Fund $15


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Risk-Managed Core Fund $0.0935
INTECH Risk-Managed Growth Fund $0.1242
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.1061
Janus Conservative Allocation Fund $0.4273
Janus Dynamic Allocation Fund $0.1496
Janus Flexible Bond Fund $0.3761
Janus Global Bond Fund $0.1470
Janus Growth Allocation Fund $0.2126
Janus High-Yield Fund $0.6517
Janus Moderate Allocation Fund $0.2972
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0667
Perkins Large Cap Value Fund $0.0328
Perkins Mid Cap Value Fund $0.1391
Perkins Small Cap Value Fund $0.1024
Perkins Value Plus Income Fund $0.2439

C-Class
INTECH Risk-Managed Core Fund $0.0110
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.0554
Janus Conservative Allocation Fund $0.3775
Janus Dynamic Allocation Fund $0.0818
Janus Flexible Bond Fund $0.2957
Janus Global Bond Fund $0.1085
Janus Growth Allocation Fund $.01476
Janus High-Yield Fund $0.5898
Janus Moderate Allocation Fund $0.2475
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0440
Perkins Large Cap Value Fund $0.0296
Perkins Mid Cap Value Fund $0.0045
Perkins Small Cap Value Fund $0.0163
Perkins Value Plus Income Fund $0.1718

D-Class
INTECH Risk-Managed Core Fund $0.1384
Janus Conservative Allocation Fund $0.4286
Janus Flexible Bond Fund $0.3947
Janus Global Bond Fund $0.1538
Janus Growth Allocation Fund $0.2062
Janus High-Yield Fund $0.6663
Janus Moderate Allocation Fund $0.3027
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0706
Perkins Large Cap Value Fund $0.1350
Perkins Mid Cap Value Fund $0.1790
Perkins Small Cap Value Fund $0.0930
Perkins Value Plus Income Fund $0.2556

I-Class
INTECH Risk-Managed Core Fund $0.1511
INTECH Risk-Managed Growth Fund $0.1561
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.1278
Janus Conservative Allocation Fund $0.4381
Janus Dynamic Allocation Fund $0.1542
Janus Flexible Bond Fund $0.3977
Janus Global Bond Fund $0.1599
Janus Growth Allocation Fund $0.2178
Janus High-Yield Fund $0.6725
Janus Moderate Allocation Fund $0.3134
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0744
Perkins Large Cap Value Fund $0.1331
Perkins Mid Cap Value Fund $0.2015
Perkins Small Cap Value Fund $0.1172
Perkins Value Plus Income Fund $0.2595

L-Class
Perkins Mid Cap Value Fund $0.1883
Perkins Small Cap Value Fund $0.1101

R-Class
Janus Flexible Bond Fund $0.3289
Janus High-Yield Fund $0.6148
Perkins Mid Cap Value Fund $0.0860
Perkins Small Cap Value Fund $0.0831

S-Class
INTECH Risk-Managed Core Fund $0.0914
INTECH Risk-Managed Growth Fund $0.0952
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.0852
Janus Conservative Allocation Fund $0.4090
Janus Dynamic Allocation Fund $0.1216
Janus Flexible Bond Fund $0.3556
Janus Global Bond Fund $0.1342
Janus Growth Allocation Fund $0.2050
Janus High-Yield Fund $0.6343
Janus Moderate Allocation Fund $0.2971
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0589
Perkins Large Cap Value Fund $0.0685
Perkins Mid Cap Value Fund $0.1228
Perkins Small Cap Value Fund $0.0764
Perkins Value Plus Income Fund $0.2195

T-Class
INTECH Risk-Managed Core Fund $0.1271
INTECH Risk-Managed Growth Fund $0.1716
INTECH Risk-Managed International Fund $0.1108
INTECH Risk-Managed Value Fund $0.1165
Janus Conservative Allocation Fund $0.4176
Janus Dynamic Allocation Fund $0.1565
Janus Flexible Bond Fund $0.3823
Janus Global Bond Fund $0.1470
Janus Growth Allocation Fund $0.1926
Janus High-Yield Fund $0.6557
Janus Moderate Allocation Fund $0.2992
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0668
Perkins Large Cap Value Fund $0.1257
Perkins Mid Cap Value Fund $0.1600
Perkins Small Cap Value Fund $0.0875
Perkins Value Plus Income Fund $0.2439


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $0.2567
Janus Flexible Bond Fund $0.3438
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

C-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $0.2567
Janus Flexible Bond Fund $0.3438
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

D-Class
INTECH Risk-Managed Core Fund $0
Janus Conservative Allocation Fund $0
Janus Flexible Bond Fund $0.3438
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

I-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $0.2567
Janus Flexible Bond Fund $0.3438
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

L-Class
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0.6086

R-Class
Janus Flexible Bond Fund $0.3438
Janus High-Yield Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0.6086

S-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $0.2567
Janus Flexible Bond Fund $0.3438
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432

T-Class
INTECH Risk-Managed Core Fund $0
INTECH Risk-Managed Growth Fund $0
INTECH Risk-Managed International Fund $0
INTECH Risk-Managed Value Fund $0
Janus Conservative Allocation Fund $0
Janus Dynamic Allocation Fund $92
Janus Flexible Bond Fund $0.3438
Janus Global Bond Fund $0
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0245
Perkins Large Cap Value Fund $0.3237
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0.6086
Perkins Value Plus Income Fund $0.0432


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Risk-Managed Core Fund: 1,016
INTECH Risk-Managed Growth Fund: 655
INTECH Risk-Managed International Fund: 65
INTECH Risk-Managed Value Fund: 497
Janus Conservative Allocation Fund: 388
Janus Dynamic Allocation Fund: 352
Janus Flexible Bond Fund: 38,005
Janus Global Bond Fund: 115
Janus Growth Allocation Fund: 222
Janus High-Yield Fund: 18,836
Janus Moderate Allocation Fund: 437
Janus Real Return Allocation Fund: 669
Janus Short-Term Bond Fund: 121,590
Perkins Large Cap Value Fund: 159
Perkins Mid Cap Value Fund: 57,429
Perkins Small Cap Value Fund: 8,970
Perkins Value Plus Income Fund: 436

C-Class
INTECH Risk-Managed Core Fund: 474
INTECH Risk-Managed Growth Fund: 274
INTECH Risk-Managed International Fund: 69
INTECH Risk-Managed Value Fund: 22
Janus Conservative Allocation Fund: 637
Janus Dynamic Allocation Fund: 285
Janus Flexible Bond Fund: 25,471
Janus Global Bond Fund: 125
Janus Growth Allocation Fund: 221
Janus High-Yield Fund: 8,590
Janus Moderate Allocation Fund: 608
Janus Real Return Allocation Fund: 667
Janus Short-Term Bond Fund: 22,880
Perkins Large Cap Value Fund: 200
Perkins Mid Cap Value Fund: 10,314
Perkins Small Cap Value Fund: 1,198
Perkins Value Plus Income Fund: 370

D-Class
INTECH Risk-Managed Core Fund: 12,090
Janus Conservative Allocation Fund: 14,246
Janus Flexible Bond Fund: 65,110
Janus Global Bond Fund: 471
Janus Growth Allocation Fund: 18,111
Janus High-Yield Fund: 34,726
Janus Moderate Allocation Fund: 18,867
Janus Real Return Allocation Fund: 699
Janus Short-Term Bond Fund: 68,159
Perkins Large Cap Value Fund: 1,060
Perkins Mid Cap Value Fund: 39,504
Perkins Small Cap Value Fund: 3,462
Perkins Value Plus Income Fund: 1,132

I-Class
INTECH Risk-Managed Core Fund: 3,879
INTECH Risk-Managed Growth Fund: 23,156
INTECH Risk-Managed International Fund: 2,571
INTECH Risk-Managed Value Fund: 9,301
Janus Conservative Allocation Fund: 202
Janus Dynamic Allocation Fund: 123
Janus Flexible Bond Fund: 116,676
Janus Global Bond Fund: 1,012
Janus Growth Allocation Fund: 185
Janus High-Yield Fund: 19,155
Janus Moderate Allocation Fund: 358
Janus Real Return Allocation Fund: 683
Janus Short-Term Bond Fund: 176,281
Perkins Large Cap Value Fund: 7,927
Perkins Mid Cap Value Fund: 142,779
Perkins Small Cap Value Fund: 52,670
Perkins Value Plus Income Fund: 705

L-Class
Perkins Mid Cap Value Fund: 2,659
Perkins Small Cap Value Fund: 12,847

R-Class
Janus Flexible Bond Fund: 909
Janus High-Yield Fund: 121
Perkins Mid Cap Value Fund: 7,232
Perkins Small Cap Value Fund: 1,550

S-Class
INTECH Risk-Managed Core Fund: 338
INTECH Risk-Managed Growth Fund: 996
INTECH Risk-Managed International Fund: 61
INTECH Risk-Managed Value Fund: 22
Janus Conservative Allocation Fund: 42
Janus Dynamic Allocation Fund: 25
Janus Flexible Bond Fund: 5,481
Janus Global Bond Fund: 84
Janus Growth Allocation Fund: 60
Janus High-Yield Fund: 767
Janus Moderate Allocation Fund: 33
Janus Real Return Allocation Fund: 667
Janus Short-Term Bond Fund: 1,847
Perkins Large Cap Value Fund: 48
Perkins Mid Cap Value Fund: 35,306
Perkins Small Cap Value Fund: 4,289
Perkins Value Plus Income Fund: 342

T-Class
INTECH Risk-Managed Core Fund: 5,204
INTECH Risk-Managed Growth Fund: 4
INTECH Risk-Managed International Fund: 6
INTECH Risk-Managed Value Fund: 2
Janus Conservative Allocation Fund: 1,341
Janus Dynamic Allocation Fund: 92
Janus Flexible Bond Fund: 75,364
Janus Global Bond Fund: 851
Janus Growth Allocation Fund: 993
Janus High-Yield Fund: 116,165
Janus Moderate Allocation Fund: 1,607
Janus Real Return Allocation Fund: 667
Janus Short-Term Bond Fund: 632,065
Perkins Large Cap Value Fund: 157
Perkins Mid Cap Value Fund: 328,987
Perkins Small Cap Value Fund: 50,441
Perkins Value Plus Income Fund: 451


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Risk-Managed Core Fund $14.31
INTECH Risk-Managed Growth Fund $14.07
INTECH Risk-Managed International Fund $8.10
INTECH Risk-Managed Value Fund $10.03
Janus Conservative Allocation Fund $12.38
Janus Dynamic Allocation Fund $10.37
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.35
Janus Growth Allocation Fund $12.49
Janus High-Yield Fund $9.13
Janus Moderate Allocation Fund $12.57
Janus Real Return Allocation Fund $9.95
Janus Short-Term Bond Fund $3.08
Perkins Large Cap Value Fund $14.21
Perkins Mid Cap Value Fund $23.66
Perkins Small Cap Value Fund $24.89
Perkins Value Plus Income Fund $11.15

C-Class
INTECH Risk-Managed Core Fund $14.26
INTECH Risk-Managed Growth Fund $13.58
INTECH Risk-Managed International Fund $8.11
INTECH Risk-Managed Value Fund $9.94
Janus Conservative Allocation Fund $12.26
Janus Dynamic Allocation Fund $10.25
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.36
Janus Growth Allocation Fund $12.37
Janus High-Yield Fund $9.13
Janus Moderate Allocation Fund $12.46
Janus Real Return Allocation Fund $9.94
Janus Short-Term Bond Fund $3.08
Perkins Large Cap Value Fund $14.00
Perkins Mid Cap Value Fund $23.50
Perkins Small Cap Value Fund $24.57
Perkins Value Plus Income Fund $11.15

D-Class
INTECH Risk-Managed Core Fund $14.32
Janus Conservative Allocation Fund $12.43
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.35
Janus Growth Allocation Fund $12.54
Janus High-Yield Fund $9.13
Janus Moderate Allocation Fund $12.62
Janus Real Return Allocation Fund $9.95
Janus Short-Term Bond Fund $3.09
Perkins Large Cap Value Fund $14.15
Perkins Mid Cap Value Fund $23.71
Perkins Small Cap Value Fund $24.96
Perkins Value Plus Income Fund $11.15

I-Class
INTECH Risk-Managed Core Fund $14.33
INTECH Risk-Managed Growth Fund $13.97
INTECH Risk-Managed International Fund $8.06
INTECH Risk-Managed Value Fund $10.07
Janus Conservative Allocation Fund $12.42
Janus Dynamic Allocation Fund $10.39
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.34
Janus Growth Allocation Fund $12.53
Janus High-Yield Fund $9.13
Janus Moderate Allocation Fund $12.60
Janus Real Return Allocation Fund $9.95
Janus Short-Term Bond Fund $3.08
Perkins Large Cap Value Fund $14.17
Perkins Mid Cap Value Fund $23.71
Perkins Small Cap Value Fund $25.01
Perkins Value Plus Income Fund $11.15

L-Class
Perkins Mid Cap Value Fund $23.90
Perkins Small Cap Value Fund $25.34

R-Class
Janus Flexible Bond Fund $10.54
Janus High-Yield Fund $9.13
Perkins Mid Cap Value Fund $23.59
Perkins Small Cap Value Fund $24.71

S-Class
INTECH Risk-Managed Core Fund $14.29
INTECH Risk-Managed Growth Fund $14.02
INTECH Risk-Managed International Fund $8.12
INTECH Risk-Managed Value Fund $10.02
Janus Conservative Allocation Fund $12.37
Janus Dynamic Allocation Fund $10.34
Janus Flexible Bond Fund $10.55
Janus Global Bond Fund $10.36
Janus Growth Allocation Fund $12.45
Janus High-Yield Fund $9.15
Janus Moderate Allocation Fund $12.52
Janus Real Return Allocation Fund $9.95
Janus Short-Term Bond Fund $3.08
Perkins Large Cap Value Fund $14.15
Perkins Mid Cap Value Fund $23.64
Perkins Small Cap Value Fund $24.84
Perkins Value Plus Income Fund $11.15

T-Class
INTECH Risk-Managed Core Fund $14.31
INTECH Risk-Managed Growth Fund $13.96
INTECH Risk-Managed International Fund $8.09
INTECH Risk-Managed Value Fund $10.05
Janus Conservative Allocation Fund $12.42
Janus Dynamic Allocation Fund $10.36
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.35
Janus Growth Allocation Fund $12.54
Janus High-Yield Fund $9.13
Janus Moderate Allocation Fund $12.60
Janus Real Return Allocation Fund $9.95
Janus Short-Term Bond Fund $3.09
Perkins Large Cap Value Fund $14.13
Perkins Mid Cap Value Fund $23.70
Perkins Small Cap Value Fund $24.93
Perkins Value Plus Income Fund $11.15